Basis of preparation and summary of significant accounting policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Basis of preparation and summary of significant accounting policies
2.	Basis of preparation and summary of significant accounting policies

This note provides a list of the significant accounting policies adopted in the preparation of these consolidated financial statements to the extent they have not already been disclosed in the other notes below. These policies have been consistently applied to all the years presented, unless otherwise stated. The consolidated financial statements are for the Group consisting of Turkcell İletişim Hizmetleri A.Ş. and its subsidiaries and the Group’s interest in associates and a joint venture.

(a)	Compliance with IFRS

The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (“IFRS”) and interpretations issued by the IFRS Interpretations Committee (“IFRS IC”) applicable to companies reporting under IFRS. The financial statements comply with IFRS as issued by the International Accounting Standards Board (“IASB”).

The accounting policies, presentation and methods of computation are consistent with those of the previous financial year and corresponding reporting period, unless otherwise stated.

The Group adopted IFRS 9, “Financial Instruments” and IFRS 15, “Revenue from Contracts with Customers” for the first time for the year commencing 1 January 2018. The Group also elected to early adopt IFRS 16, “Leases” for the first time for the year commencing 1 January 2018.

The impacts of adoption of IFRS 9, IFRS 15 and IFRS 16 on the consolidated financial statements are explained in Note 2.ae.i.

The General Assembly has the power to amend and reissue the financial statements. The consolidated financial statements as at and for the year ended 31 December 2017 were authorized for issue by the Board of Directors on 15 February 2018.

The consolidated financial statements as at and for the year ended 31 December 2018 were authorized for issue by the Board of Directors on 20 February 2019 and updated to reflect subsequent events after the original date of authorisation for inclusion in its annual report on Form 20-F.

(b)	Historical cost convention

The accompanying consolidated financial statements are based on the statutory records, with adjustments and reclassifications for the purpose of fair presentation in accordance with IFRS as issued by the IASB. The financial statements have been prepared on a historical cost basis, except for the following measured at fair value:

•	Derivative financial instruments

•	Consideration payable in relation to the acquisition of Belarusian Telecom

(c)	Functional and presentation currency

(i)	Transactions and balances

Transactions denominated in foreign currencies are translated into the functional currency using the exchange rates at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the reporting date are translated into the functional currency using the exchange rates at that date.

Non-monetary assets and liabilities denominated in foreign currencies that are measured at fair value are translated to the functional currency using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. For example, translation differences on non-monetary assets and liabilities such as equities held at fair value through profit or loss are recognised in profit or loss as part of the fair value gain or loss and translation differences on non-monetary assets such as equities classified as at fair value through other comprehensive income are recognised in other comprehensive income.

Foreign exchange gains and losses are recognized in profit or loss, except:

•	For capitalized foreign exchange differences relating to borrowings to the extent that they are regarded as an adjustment to interest costs eligible for capitalization.

Foreign exchange differences are deferred in equity if they relate to qualifying cash flow hedges and qualifying net investment hedges or are attributable to part of the net investment in a foreign operation. Foreign exchange gains and losses are presented in the statement of profit or loss on a net basis within finance income or finance costs.

(ii)	Foreign operations

The results and financial position of foreign operations (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet

•

income and expenses for each statement of profit or loss and statement of comprehensive income are translated at average monthly exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions), and

•	all resulting exchange differences are recognized in other comprehensive income and accumulated in the foreign currency translation reserve, in equity.

On consolidation, exchange differences arising from the translation of any net investment in foreign entities, and of borrowings and other financial instruments designated as hedges of such investments, are recognized in other comprehensive income. When a foreign operation is sold or any borrowings forming part of the net investment are repaid, the associated exchange differences are reclassified to profit or loss, as part of the gain or loss on sale.

Goodwill and fair value adjustments arising on the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the closing rate.

(d)	Use of estimates and judgments

The preparation of the consolidated financial statements requires the use of accounting estimates. Management also needs to exercise judgement in applying the Group’s accounting policies. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Information about significant areas of estimation, uncertainty and critical judgments in applying accounting policies that have the most significant effect on the amounts recognized in the consolidated financial statements are described below:

Allowance for doubtful receivables

The Group maintains an allowance for doubtful receivables for estimated losses resulting from the inability of the Group’s subscribers and customers to make required payments. The Group bases the allowance on the likelihood of recoverability of trade receivables, receivables from financial services and other receivables; when there was objective evidence of impairment as a result of one or more events that occurred after the initial recognition of asset a loss event and that loss event had an impact on the estimated future cash flows of the financial asset or group of financial assets that could be reliably estimated. The allowance is periodically reviewed. The allowance charged to expenses is determined in respect of receivable balances, calculated as a specified percentage of the outstanding balance in each aging group, with the percentage of the allowance increasing as the aging of the receivable becomes older.

Capitalization and useful lives of assets

The useful lives and residual values of the Group’s assets are estimated by management at the time the asset is acquired and regularly reviewed for appropriateness. The Group defines useful life of its assets in terms of the assets’ expected utility to the Group. This judgment is based on the experience of the Group with similar assets. In determining the useful life of an asset, the Group also follows technical and/or commercial obsolescence arising on changes or improvements from a change in the market. The useful lives of the telecommunication licenses are based on the duration of the license agreements.

Belarusian Telecom has 10 years of special GSM and UMTS services licenses acquired on 26 August 2008. In addition, the license period has been committed and signed for an additional 10 years for an insignificant fee. The amortization on the consolidated financial statements has been recognized on the assumption that the duration of the license would be extended. Starting from 1 March 2016, the license is valid from the date of the licensing authority’s decision on its issue and for an unlimited period.

Gross versus net presentation of revenue

When the Group acts as principal in sale of goods or rendering of services, revenue from customers and costs with suppliers are reported on a gross basis. When the Group acts as agent in sale of goods or rendering of services, revenue from customer and costs with suppliers are reported on a net basis, representing the net margin earned. Whether the Group is acting as principal or agent depends on management’s analysis of both legal form and substance of the agreement between the Group and its business partners; such judgements impact the amount of reported revenue and costs but do not impact reported assets, liabilities or cash flows.

Contracted handset sales

The Company, the distributors and dealers offer joint campaigns to the subscribers which may include the sale of device by the dealer and/or distributor and a communication service to be provided by the Company. The Company does not recognize any revenue for the device in these transactions by considering the below factors:

•	the Company is not primary obligor for the sale of handset,

•	the Company does not have control over the sale prices of handsets,

•	the Company has no inventory risk,

•	the Company has no responsibility on technical compability of equipment delivered to customers

•	the responsibility after sale belongs to the distributor and

•	the Company does not make any modification on the equipment.

Multiple performance obligations and price allocation

In arrangements which include multiple elements where the Group acts as principal, the Group considers these bundled elements involve consideration in the form of a fixed fee or a fixed fee coupled with a continuing payment stream. A good or service is distinct if both of the following criteria are met:

•	the good or service is capable of being distinct

•	the promise to transfer the good or service is distinct within the context of the contract.

The arrangement consideration is allocated to each performance obligation identified in the contract on a relative stand-alone selling prices. If an element of a transaction is not a distinct, then it is accounted for as an integral part of the remaining elements of the transaction.

Income taxes

The calculation of income taxes involves a degree of estimation and judgment in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through formal legal process.

As part of the process of preparing the consolidated financial statements, the Group is required to estimate the income taxes in each of the jurisdictions and countries in which they operate. This process involves estimating the actual current tax exposure together with assessing temporary differences resulting from differing treatment of items, such as deferred revenue and reserves for tax and accounting purposes. The Group management assesses the likelihood that the deferred tax assets will be recovered from future taxable income and to the extent the recovery is not considered probable the deferred asset is adjusted accordingly.

The recognition of deferred tax assets is based upon whether it is probable that future taxable profits will be available, against which the temporary differences can be utilized. Recognition, therefore, involves judgment regarding the future financial performance of the particular legal entity in which the deferred tax asset has been recognized.

Provisions, contingent liabilities and contingent assets

As detailed and disclosed in Note 37, the Group is involved in a number of investigations and legal proceedings (both as a plaintiff and as a defendant) during the year arising in the ordinary course of business. All of these investigations and litigations are evaluated by the Group Management in accordance with IAS 37 “Provisions, Contingent Liabilities and Contingent Assets” and disclosed or accounted in the consolidated financial statements. Future results or outcome of these investigations and litigations might differ from Group Management’s expectations. As at the reporting date, the Group Management believes that appropriate recognition criteria and measurement basis are applied to provisions, contingent liabilities and contingent assets and that sufficient information is disclosed in the notes to enable users to understand their nature, timing and amount by considering current conditions and circumstances.

Annual impairment review

The Company tests annually whether goodwill and intangible asset not yet available for use have suffered any impairment in accordance with IAS 36 “Impairment of Assets”. Additionally, the carrying amounts of Company’s nonfinancial assets are reviewed at each reporting date to determine whether there is an indication of impairment. If any indication exists the assets recoverable amount is estimated based on fair value less cost of disposal calculations. These calculations require the use of estimates as discussed in Note 13.

As at 31 December 2014, the Company has impaired its assets in Crimea region amounting to TL 19,897. As at 31 December 2018, there is no impairment on assets in Luhansk and Donetsk regions (31 December 2017: TL 10,872).

Current and potential future political and economic changes in Belarus and Ukraine could have an adverse effect on the subsidiaries operating in these countries. The economic stability of Belarus and Ukraine depends on the economic measures that will be taken by the governments and the outcomes of the legal, administrative and political processes in these countries. These processes are beyond the control of the subsidiaries established in these countries.

Consequently, the subsidiaries operating within Belarus and Ukraine may subject to foreign currency and interest rate risks related to borrowings, the subscriber’s purchasing power, liquidity and increase in corporate and personal insolvencies, that may not necessarily be observable in other markets. The accompanying consolidated financial statements contain the Company management’s estimations on the economic and financial positions of its subsidiaries operating in Belarus and Ukraine. The future economic situation of Belarus and Ukraine might differ from the Company’s expectations. As at 31 December 2018, the Group’s management believes that their approach is appropriate in taking all the necessary measures to support the sustainability of these subsidiaries’ businesses in the current circumstances and the achievability of the financials projections used in the impairment assessments.

Fair value measurements and valuation processes

Some of the Company’s assets and liabilities are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, the Company uses market-observable data to the extent it is available. Where Level 1 and 2 inputs are not available, the Company can engage third party qualified experts to perform the valuation, if necessary. The management works closely with the qualified external experts to establish the appropriate valuation techniques and inputs to the model. Information about the valuation techniques and inputs used in determining the fair value of various assets and liabilities are disclosed in Note 35.

(e)	Changes in accounting policies

Other than the adoption of the new and revised standards as explained in Note 2(ae), the Group did not make any significant changes to its accounting policies during the current year.

As at 31 December 2018, interest expense/income and fair value of derivative financial instruments are shown netted off on consolidated statement of profit or loss (Note 8). The Company has presented financials of 31 December 2017 and 2016 accordingly. This classification has no impact on operating profit, profit for the year and cash flow statement.

Interest expense and income for derivative financial instruments and option premium charges are shown net of under finance income (Note 8).

(f)	Changes in accounting estimates

If the application of changes in the accounting estimates affects the financial results of a specific period, the changes in the accounting estimates are applied in that specific period, if they affect the financial results of current and following periods; the accounting estimate is applied prospectively in the period in which such change is made. A change in the measurement basis applied is a change in an accounting policy, and is not a change in an accounting estimate.

The Company does not have significant changes in accounting estimates during the year.

(g)	Comparative information and revision of prior period financial statements

The consolidated financial statements of the Group have been prepared consistent with prior periods.

(h)	Principles of consolidation and equity accounting

(i)	Business combinations

Business combinations are accounted for using the acquisition method. The consideration transferred in a business combination comprises:

•	the fair value of the assets transferred

•	liabilities incurred to the former owners of the acquired business

•	equity interests issued by the Group

•	the fair value of any asset or liability resulting from a contingent consideration arrangement, and

•	the fair value of any pre-existing equity interest in the subsidiary.

Acquisition-related costs are expensed as incurred.

Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date.

Goodwill is measured as the excess of the consideration transferred, amount of any non-controlling interest in the acquired entity, and acquisition-date fair value of any previously held equity interest in the acquired entity over the fair value of the net identifiable assets acquired. If those amounts are less than the fair value of the net identifiable assets of the business acquired, the difference is recognized directly in profit or loss as a bargain purchase. The Group recognizes any non-controlling interest in the acquired entity on an acquisition-by-acquisition basis either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets.

Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.

Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value with changes in fair value recognized in profit or loss. Contingent consideration classified as equity is not subject to remeasurement. Instead, any gain or loss at settlement is recorded as an adjustment to equity through other comprehensive income.

If the business combination is achieved in stages, the acquisition date carrying value of the acquirer’s previously held equity interest in the acquire is remeasured to fair value at the acquisition date. Any gains or losses arising from such remeasurement are recognized in profit or loss.

(ii)	Subsidiaries

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

Intercompany transactions, balances and unrealized gains on transactions between group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset.

Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

Non-controlling interests in the results and equity of subsidiaries are shown separately in the consolidated statement of profit or loss, statement of comprehensive income, statement of changes in equity and statement of financial position respectively.

Non -controlling interest has not been attributed to Belarus Telekom on the grounds that net assets of Belarus Telekom is negative, Belarus Telekom is financed solely by the Company and management’s assessment of relevant articles of the share purchase agreement with the non-controlling shareholder.

Turkcell Finansman A.Ş. (“Turkcell Finansman”) sold financial loans amounting to TL 87,589 to Aktif Yatırım Bankası A.Ş. Turkcell Varlık Finansmanı Fund (“Fund”) founded by Aktif Yatırım Bankası A.Ş. on 14 April 2017 in order to create funds for issuance of Asset Backed Securities (“ABS”) which will be issued by the Fund in a structure where Turkcell Finansman will act as the source organization. Turkcell Finansman similarly sold second financial loans amounting to TL 89,607 to Aktif Yatırım Bankası A.Ş. Turkcell Varlık Finansmanı Fund (“Fund”) founded by Aktif Yatırım Bankası A.Ş. on 22 August 2017, third financial loans amounting to TL 90,272 on 16 February 2018 and fourth financial loans amounting to TL 56,716 on 20 December 2018. Turkcell Finansman transferred its contractual rights to receive cash flows from the financial loans that have been sold to the Fund resulting in de-recognition of the related assets from its consolidated financial statements. Moreover, the Company did not consolidate the Fund since the activities of the Fund are not controlled by the Company and the Fund has been defined as a structured entity.

(iii)	Changes in ownership interests

The Group treats transactions with non-controlling interests that do not result in a loss of control as transactions with equity owners of the Group. A change in ownership interest results in an adjustment between the carrying amounts of the controlling and non-controlling interests to reflect their relative interests in the subsidiary. Any difference between the amount of the adjustment to the non-controlling and any consideration paid or received is recognized in a separate reserve within equity attributable to owners of the Company.

When the Group ceases to consolidate or equity account for an investment because of a loss of control, joint control or significant influence, any retained interest in the entity is remeasured to its fair value with the change in carrying amount recognized in profit or loss. This fair value becomes the initial carrying amount for the purposes of subsequently accounting for the retained interest as an associate, joint venture or financial asset. In addition, any amounts previously recognized in other comprehensive income in respect of that entity are accounted for as if the Group had directly disposed of the related assets or liabilities. This may mean that amounts previously recognized in other comprehensive income are reclassified to profit or loss.

If the ownership interest in a joint venture or an associate is reduced but joint control or significant influence is retained, only a proportionate share of the amounts previously recognized in other comprehensive income are reclassified to profit or loss where appropriate.

(iv)	Business combinations under common control

Business combinations between entities or businesses under common control are excluded from the scope of IFRS 3. In a business combination under common control, assets and liabilities of the acquired entity are stated at predecessor carrying values. Any difference between the consideration given and the aggregate book value of the assets and liabilities of the acquired entity at the date of the transaction is recognized in equity. The acquired entity’s results and financial position are incorporated as if both entities (acquirer and acquiree) had always been combined, or using the results from the date when either entity joined the Group, where such a date is later.

(v)	Put option over shares relating to non-controlling interests

Where a put option is written by the Group on shares in an existing subsidiary held by non-controlling interests, the Group recognizes a financial liability at the present value of the redemption amount to reflect the put option. If the ownership risks and rewards of the shares relating to the put option is attributable to Group, the non-controlling interest is derecognized. The difference between the put option liability and the non-controlling interests derecognized is recognized in equity. For business combinations after 1 January 2009, subsequent changes in the fair value of the put option liability are recognized in profit or loss.

Reserve for put option over shares relating to non-controlling interests included in equity arises from the difference between the fair value of the put option written by Fintur Holdings B.V. (“Fintur”) on non-controlling shares in one of its subsidiaries and the derecognized non-controlling interests relating to that put option.

(vi)	Investments in associates and joint ventures

An associate is an entity over which the Group has significant influence, but not control or joint control. This is generally the case where the Group holds between 20% and 50% of the voting rights. Investments in associates are accounted for using the equity method of accounting after initially being recognized at cost.

A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. The results and assets and liabilities of joint ventures are incorporated in these consolidated financial statements using the equity method of accounting.

Under the equity method of accounting, an investment in an associate is initially recognized at cost and adjusted thereafter to recognize the Group’s share of the post-acquisition profits or losses of the investee in profit or loss, and the Group’s share of movements in other comprehensive income of the investee in other comprehensive income. Dividends received or receivable from associates are recognized as a reduction in the carrying amount of the investment.

When the Group’s share of losses in an equity-accounted investment equals or exceeds its interest in that entity, including any other unsecured long-term receivables, the Group does not recognise further losses, unless it has incurred obligations or made payments on behalf of the other entity.

Unrealized gains on transactions between the Group and its associates are eliminated to the extent of the Group’s interest in these entities. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of equity accounted investees have been changed where necessary to ensure consistency with the policies adopted by the Group.

On acquisition of an associate, any excess of the cost of the investment over the Group’s share of the net fair values of the associate’s identifiable assets and liabilities is recognized as goodwill, which is included in the carrying amount of the investment. Any excess of the Group’s share of the net fair value of the associate’s identifiable assets and liabilities over the cost of the investment is included as part of the Group’s share of the associate profit or loss in the period in which the investment is acquired.

The carrying amount of equity-accounted investments is tested for impairment in accordance with the policy described in (Note 16). The Group measures an associate that is classified as held for sale at the lower of its carrying amount at the date of classification as held for sale and fair value less costs of disposal. Equity accounting ceases once an associate is classified as held for sale.

(i)	Financial instruments

(i)	Classification

From 1 January 2018, the Group classifies its financial assets in the following measurement categories:

•	those to be measured subsequently at fair value (either through OCI or through profit or loss), and

•	those to be measured at amortised cost.

The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flows.

For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).

The Group reclassifies debt investments when and only when its business model for managing those assets changes.

(ii)	Recognition and derecognition

Regular way purchases and sales of financial assets are recognized on trade date, the date on which the Group commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all the risks and rewards of ownership.

(iii)	Measurement

At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.

Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

Debt instruments

Subsequent measurement of debt instruments depends on the Group’s business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories into which the Group classifies its debt instruments:

•

Amortised cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortised cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognised directly in profit or loss.

•

FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest income and foreign exchange gains and losses which are recognised in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognised in OCI is reclassified from equity to profit or loss. Interest income from these financial assets is included in finance income using the effective interest rate method.

•

FVPL: Assets that do not meet the criteria for amortised cost or FVOCI are measured at FVPL. A gain or loss on a debt instruments that is subsequently measured at FVPL is recognised in profit or loss in the period in which it arises.

Equity instruments

The Group subsequently measures all equity investments at fair value. Where the Group’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognised in profit or loss as other income when the Group’s right to receive payments is established.

Changes in the fair value of financial assets at FVPL are recognised in the statement of profit or loss as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.

(iv)	Impairment

From 1 January 2018, the Group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortised cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

Loss allowances are measured on either the following bases.

•	12 month expected credit losses (ECLs): these are ECLs that result from possible default events within the 12 months after the reporting date; and

•	lifetime ECLs: these are ECLs that result from all possible default events over the expected life of a financial instrument.

The Group applies lifetime ECL measurement for all group companies except Turkcell Finansman A.S. which applies both 12 month and lifetime ECL (general approach).

(v)	Derivatives and hedging activities

Derivatives are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period.

Forward foreign exchange, interest rate and foreign exchange swaps (IRS, Cross Currency Swaps etc.) and option transaction fair values are calculated with market levels of interest rates and Central Bank of Republic of Turkey (CBRT) exchange rates via Bloomberg financial terminal. If market levels are not available for valuation date, fair value for forward contracts will be value of discounted future value of difference between contract price level and forward value of CBRT exchange rate with risk fee rates for the period. Interest rate and currency swaps will be valued with the difference of discounted cash flows of each leg of the swaps using risk free rates and CBRT exchange rates. Option transactions will be valued with option pricing models using risk free rates and CBRT exchange rates.

The accounting for subsequent changes in fair value depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. The group designates certain derivatives as hedges of a particular risk associated with the cash flows of recognised assets and liabilities and highly probable forecast transactions (cash flow hedges).

At inception of the hedge relationship, the Group documents the economic relationship between hedging instruments and hedged items including whether changes in the cash flows of the hedging instruments are expected to offset changes in the cash flows of hedged items. The Group documents its risk management objective and strategy for undertaking its hedge transactions.

Cash flow hedges that qualify for hedge accounting

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognised in the cash flow hedge reserve within equity. The gain or loss relating to the ineffective portion is recognised immediately in profit or loss.

Gains or losses relating to the effective portion of the change in intrinsic value of the options are recognised in the cash flow hedge reserve within equity. The changes in the time value of the options that relate to the hedged item (‘aligned time value’) are recognised within OCI in the costs of hedging reserve within equity.

Amounts accumulated in equity are reclassified in the periods when the hedged item affects profit or loss, as follows:

•

Where the hedged item subsequently results in the recognition of a non-financial asset, both the deferred hedging gains and losses and the deferred time value of the option contracts or deferred forward points, if any, are included within the initial cost of the asset. The deferred amounts are ultimately recognised in profit or loss as the hedged item affects profit or loss.

•

The gain or loss relating to the effective portion of the interest rate swaps hedging variable rate borrowings is recognised in profit or loss within finance cost at the same time as the interest expense on the hedged borrowings.

When a hedging instrument expires, or is sold or terminated, or when a hedge no longer meets the criteria for hedge accounting, any cumulative deferred gain or loss and deferred costs of hedging in equity at that time remains in equity until the forecast transaction occurs, resulting in the recognition of a non-financial asset. When the forecast transaction is no longer expected to occur, the cumulative gain or loss and deferred costs of hedging that were reported in equity are immediately reclassified to profit or loss.

Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognised immediately in profit or loss.

(viii)	Offsetting financial assets and financial liabilities

Financial assets and liabilities are offset and the net amount presented in the statement of financial position where the Group has a legally enforcable right to offset the recognized amounts, and there is an intention to settle on a net basis or to realize the asset and settle the liability simultaneously.

Financial instruments—Accounting policies applied until 31 December 2017

The Group has applied IFRS 9 retrospectively, but has elected not to restate comparative information for prior periods. As a result, the comparative information provided continues to be accounted for in accordance with the Group’s previous accounting policy. Accounting policies that changed on adoption of IFRS 9 are as follows. The Group’s new accounting policies are explained above.

i)	Classification

Until 31 December 2017, the Group classified its financial assets in the following categories:

•	financial assets at fair value through profit or loss,

•	loans and receivables,

•	held-to-maturity investments, and

•	available-for-sale financial assets.

The classification depended on the purpose for which the investments were acquired. Management determined the classification of its investments at initial recognition and, in the case of assets classified as held-to-maturity,re-evaluated this designation at the end of each reporting period.

(ii)	Reclassification

The Group could choose to reclassify a non-derivative trading financial asset out of the held for trading category if the financial asset was no longer held for the purpose of selling it in the near term. Financial assets other than loans and receivables were permitted to be reclassified out of the held for trading category only in rare circumstances arising from a single event that was unusual and highly unlikely to recur in the near term. In addition, the Group could choose to reclassify financial assets that would meet the definition of loans and receivables out of the held for trading or available-for-sale categories if the Group had the intention and ability to hold these financial assets for the foreseeable future or until maturity at the date of reclassification.

Reclassifications were made at fair value as of the reclassification date. Fair value became the new cost or amortized cost as applicable, and no reversals of fair value gains or losses recorded before reclassification date were subsequently made. Effective interest rates for financial assets reclassified to loans and receivables and held-to-maturity categories were determined at the reclassification date. Further increases in estimates of cash flows adjusted effective interest rates prospectively.

(iii)	Subsequent measurement

The measurement at initial recognition did not change on adoption of IFRS 9.

Subsequent to initial recognition, loans and receivables and held-to-maturity investments were carried at amortized cost using the effective interest method.

Available-for-sale financial assets and financial assets at fair value through profit or loss were subsequently carried at fair value. Gains or losses arising from changes in the fair value were recognized as follows:

•	for ‘financial assets at fair value through profit or loss’ – in profit or loss

•

for available-for-sale financial assets that are monetary securities denominated in a foreign currency – translation differences related to changes in the amortized cost of the security were recognized in profit or loss and other changes in the carrying amount were recognized in other comprehensive income

•	for other monetary and non-monetary securities classified as available-for-sale – in other comprehensive income

Details on how the fair value of financial instruments is determined are disclosed in Note 35.

(iv)	Impairment

The Group assessed at the end of each reporting period whether there was objective evidence that a financial asset or group of financial assets was impaired. A financial asset or a group of financial assets was impaired and impairment losses were incurred only if there was objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a ‘loss event’) and that loss event had an impact on the estimated future cash flows of the financial asset or group of financial assets that could be reliably estimated. In the case of equity investments classified as available-for-sale, a significant or prolonged decline in the fair value of the security below its cost was considered an indicator that the assets were impaired.

For loans and receivables, the amount of the loss was measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred) discounted at the financial asset’s original effective interest rate. The carrying amount of the asset was reduced and the amount of the loss was recognised in profit or loss. If a loan or held-to-maturity investment had a variable interest rate, the discount rate for measuring any impairment loss was the current effective interest rate determined under the contract. As a practical expedient, the Group could measure impairment on the basis of an instrument’s fair value using an observable market price.

If, in a subsequent period, the amount of the impairment loss decreased and the decrease could be related objectively to an event occurring after the impairment was recognized (such as an improvement in the debtor’s credit rating), the reversal of the previously recognized impairment loss was recognized in profit or loss.

Impairment testing of trade receivables is described in Note 35.

If there was objective evidence of impairment for available-for-sale financial assets, the cumulative loss – measured as the difference between the acquisition cost and the current fair value, less any impairment loss on that financial asset previously recognized in profit or loss – was removed from equity and recognized in profit or loss.

Impairment losses on equity instruments that were recognised in profit or loss were not reversed through profit or loss in a subsequent period.

If the fair value of a debt instrument classified as available-for-sale increased in a subsequent period and the increase could be objectively related to an event occurring after the impairment loss was recognised in profit or loss, the impairment loss was reversed through profit or loss.

(j)	Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term, highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

(k)	Trade receivables

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. If collection of the amounts is expected in one year or less they are classified as current assets. If not, they are presented as non-current assets.

Trade receivables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, less provision for impairment. See Note 35 for a description of the Group’s impairment policies.

(l)	Property, plant and equipment

(i)	Recognition and measurement

Items of property, plant and equipment are stated at historical cost less depreciation and impairment losses. Property, plant and equipment related to the Company and its subsidiaries operating in Turkey are adjusted for the effects of inflation during the hyperinflationary period ended on 31 December 2005. Since the inflation accounting commenced on 1 January 2011, property, plant and equipment related to the subsidiaries operating in Belarus are adjusted for the effects of inflation. However, decrease in inflation rate in subsequent years led the three-year cumulative rate as of the end of 2014 to decrease to 65%. Accordingly, the economy of Belarus was considered to transit out of hyperinflationary status and 2015 is determined to be appropriate to cease applying IAS 29. Therefore, subsidiaries operating in Belarus ceased applying IAS 29 in 2015.

Historical cost includes expenditure that is directly attributable to the acquisition of the asset. The cost of self-constructed assets includes cost of materials and direct labor, any other costs directly attributable to bringing the asset to a working condition for its intended use and the costs of dismantling and removing the items and restoring the site on which they are located, if any.

Purchased software that is integral to the functionality of the related equipment is capitalized as part of that equipment. When parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant and equipment.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. There are recognized included in profit or loss.

Changes in the obligation to dismantle, remove assets on sites and to restore sites on which they are located, other than changes deriving from the passing of time, are added or deducted from the cost of the assets in the period in which they occur. The amount deducted from the cost of the asset shall not exceed the balance of the carrying amount on the date of change, and any excess balance is recognized immediately in profit or loss.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

(ii)	Subsequent costs

Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably. The carrying amount of any component accounted for as a separate asset is derecognised when replaced. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

(iii)	Depreciation

Depreciation is calculated using the straight-line method to allocate their cost, net of their residual values, over their estimated useful lives. The property, plant and equipment acquired under finance leases is depreciated over the asset’s useful life or over the shorter of the asset’s useful life and the lease term if there is no reasonable certainty that the group will obtain ownership at the end of the lease term.

Land is not depreciated.

The estimated useful lives are as follows:

Buildings	21 – 25 years
Mobile network infrastructure	4 – 20 years
Fixed network infrastructure	3 – 25 years
Call center equipment	4 – 8 years
Equipment, fixtures and fittings	2 – 10 years
Motor vehicles	4 – 6 years
Central betting terminals	5 – 10 years
Leasehold improvements	3 – 5 years

Depreciation methods, useful lives and residual values are reviewed, and adjusted if appropriate, at the end of each reporting period.

(iv)	Borrowing costs

General and specific borrowing costs that are directly attributable to the acquisition, construction or production of a qualifying asset are capitalized during the period of time that is required to complete and prepare the asset for its intended use or sale. Qualifying assets are assets that necessarily take a substantial period of time to get ready for their intended use or sale.

Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs eligible for capitalization.

Other borrowing costs are expensed in the period in which they are incurred.

(m)	Intangible assets

(i)	Telecommunication licenses

Separately acquired telecommunication licenses are stated at historical cost adjusted for the effects of inflation during the hyperinflationary period, where applicable, less amortization and impairment losses.

Amortization

Amortization is recognized in the statement of profit or loss on a straight-line basis by reference to the license period. The useful lives for telecommunication licenses are as follows:

Telecommunications licenses	3 – 25 years
(ii)	Computer software

Acquired computer software licenses are capitalized on the basis of the costs incurred to acquire and bring to use the specific software.

Costs associated with maintaining computer software programmes are recognized as an expense as incurred.

Development costs that are directly attributable to the design and testing of identifiable and unique software products controlled by the group are recognised as intangible assets when the following criteria are met:

•	it is technically feasible to complete the software so that it will be available for use

•	management intends to complete the software and use or sell it

•	there is an ability to use or sell the software

•	it can be demonstrated how the software will generate probable future economic benefits

•	adequate technical, financial and other resources to complete the development and to use or sell the software are available, and

•	the expenditure attributable to the software during its development can be reliably measured.

Directly attributable costs that are capitalized as part of the software include employee costs and an appropriate portion of relevant overheads.

Research expenditure and development expenditure that do not meet the criteria above are recognized as an expense as incurred. Development costs previously recognized as an expense are not recognized as an asset in a subsequent period.

Capitalized development costs are recorded as intangible assets and amortized from the point at which the asset is ready for use.

Amortization

Amortization is recognized in the statement of profit or loss on a straight-line basis over the estimated useful lives. The useful lives for computer software are as follows:

Computer software	3 –8 years

(iii)	Other intangible assets

Other intangible assets that are acquired by the Group which have finite useful lives are stated at historical cost adjusted for the effects of inflation during the hyperinflationary period, where applicable, less amortization and impairment losses. Indefeasible Rights of Use (“IRU”) are rights to use a portion of an asset’s capacity granted for a fixed period of time. IRUs are recognized as intangible asset when the Group has specific indefeasible rights to use an identified portion of an underlying asset and the duration of the right is for the major part of the underlying asset’s useful economic life. IRUs are amortized over the shorter of the underlying asset’s useful economic life and the contract term.

Amortization

The Group amortizes intangible assets with a limited useful life using the straight-line method over the following periods:

Transmission line software	5 –10 years
Central betting system operating right	7 – 10 years
Customer base	2 – 15 years
Brand name	9 – 10 years
Indefeasible right of use	15 years

Amortization methods, useful lives and residual values are reviewed, and adjusted if appropriate, at the end of each reporting period.

Goodwill

Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill is not amortized but it is tested for impairment annually, or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash-generating units or groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose. The units or groups of units are identified at the lowest level at which goodwill is monitored for internal management purposes, being the operating segments.

(n)	Investment properties

Recognition and measurement

Investment properties are properties held for rental yields and/or for capital appreciation (including property under construction for such purposes). Investment properties are stated at historical cost less depreciation and impairment losses.

An investment property is derecognized upon disposal or when the investment property is permanently withdrawn from use and no future economic benefits are expected from the disposal. Any gain or loss arising on derecognition of the property (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss in the period in which the property is derecognized.

Depreciation

Depreciation is calculated using the straight-line method to allocate their cost, net of their residual values, over their estimated useful lives. The estimated useful lives are as follows:

Investment Property	25 -45 years

Depreciation methods, useful lives and residual values are reviewed, and adjusted if appropriate, at the end of each reporting period.

(o)	Inventories

Inventories are stated at the lower of cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs necessary to make the sale. Cost of inventory is determined using the weighted average method and comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition. Costs of purchased inventory are determined after deducting rebates and discounts. At 31 December 2018 and 2017, inventories mainly consisted of mobile phones, sim-cards, and other devices.

(p)	Impairment of assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

(r)	Employee benefits

(i)	Short-term obligations

Liabilities for salaries including non-monetary benefits that are expected to be settled wholly within 12 months after the end of the period in which the employees render the related service are recognized in respect of employees’ services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as trade and other payables in the statement of financial position.

(ii)	Termination benefits

In accordance with the labor law in Turkey, the Company and its subsidiaries in Turkey are required to make lump-sum payments to employees who have completed one year of service and whose employment is terminated without cause or who retire, are called up for military service or die. Such payments are calculated on the basis of 30 days’ pay up to a of maximum full TL 5,434 as at 31 December 2018 (31 December 2017: TL 4,732), per year of employment at the rate of pay applicable at the date of retirement or termination. Termination benefits paid to key executive officers are presented as other expenses. Reserve for employee termination benefits is computed and reflected in the consolidated financial statements on a current basis. Discount rate used for calculating employee termination benefit as of 31 December 2018 is 4.41%(31 December 2017: 3.33%). The reserve is calculated by estimating the present value of future probable obligation of the Company and its subsidiaries in Turkey arising from retirement of employees. Reserve for employee termination benefits is calculated annually by independent actuaries using the projected unit credit method.

(iii)	Defined contribution plans

For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognized as employee benefit expense when they are due. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in the future payments is available.

(iv)	Share-based payments

The Group provides a cash-settled share-based payment plan for selected employees in return for their services. For cash-settled share-based payment transactions, the Group measures services acquired and the liability incurred at the fair value of the liability. Liabilities for cash-settled share-based payment plan are recognized as employee benefit expense over the relevant service period. The fair value of the liability is re-measured at each reporting date and at the settlement date. Any changes in fair value are recognized in profit or loss for the period.

(v)	Personnel bonus

Provision for bonus is provided when the bonus is a legal obligation, or past practice would make the bonus a constructive obligation and the Group is able to make a reliable estimate of the obligation.

(s)	Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of resources will be required to settle the obligation.

Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.

Onerous contracts

Present obligation arising under an onerous contract is recognized and measured as a provision. An onerous contract is considered to exist where the Group has a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it.

Dismantling, removal and restoring sites obligation

The Group is required to incur certain costs in respect of a liability to dismantle and remove assets and to restore sites on which the assets were located. The dismantling costs are calculated according to best estimate of future expected payments discounted at a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the liability.

(t)	Revenue

Revenue is recognized at the amount of the transaction price that is allocated to the performance obligation. The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer. Revenue is recognized when control is transferred to the customer.

Revenue from telecommunication services includes postpaid and prepaid revenue from voice, data, messaging and value added services, interconnect revenue, monthly fixed fees, SIM card sales and roaming revenue. An entity transfers control of a service over time and, therefore, satisfies a performance obligation and recognizes revenue from telecommunication services over time.

With respect to prepaid revenue, the Group generally collects cash in advance by selling prepaid top up to distributors. In such cases, the Group does not recognize revenue until subscribers use the telecommunication services.

Services may be bundled with other products and services and these bundled elements involve consideration in the form of a fixed fee or a fixed fee coupled with a continuing payment stream. A good or service is distinct if both of the following criteria are met:

•	the good or service is capable of being distinct

•	the promise to transfer the good or service is distinct within the context of the contract.

The arrangement consideration is allocated to each performance obligation identified in the contract on a relative stand-alone selling prices. If an element of a transaction is not a distinct, then it is accounted for as an integral part of the remaining elements of the transaction.

Revenue from device sales is recognized when control of the device has transferred, being when delivered to the end customer. For device sales made to intermediaries, revenue is recognized when control of the device has transferred, being when the products are delivered to the intermediary and the intermediary has no general right to return the device to receive a refund. If control is not transferred, revenue is deferred until sale of the device to an end customer by the intermediary or expiry of any right of return.

The Company, the distributors and dealers offer joint campaigns to the subscribers which may include the sale of device by the dealer and/or the distributor and the sale of communication service by the Company. In certain campaigns, dealers make the handset sale to the subscribers instalments of which will be collected by the Company based on the letters of undertaking signed by the subscribers. With the letter of undertaking, the dealer assigns its receivables from handset sale to the distributor and the distributor assigns its receivables to the Company.

The Company pays the distributor net present value of the instalments to be collected from the subscribers and recognizes contracted receivables in its statement of financial position. The undue portion of assigned receivables from the distributors which were paid upfront by the Company is classified as “undue assigned contracted receivables” in trade receivables (Note 19). When monthly installment is invoiced to the subscriber, related portion is presented as “receivables from subscribers”. The Company collects the contracted receivables in installments during the contract period and does not recognize any revenue for the handset in these transactions as the Company does not act as principal for the sale of handset.

Starting from 2014, the subscribers has an option to buy handsets using bank loans instalments of which are collected by the Company on behalf of the bank. The Company does not bear any credit risk in these transactions. Since the Company collects receivables during the contract period and acts as agent for the sale of handset, the Company does not recognize any revenue for the handset in these transactions.

Starting from 2016 the Company and distributors started to offer the option to buy a device through Turkcell Financing loan, which will be collected by the Company. The Group carries a risk of collection in these transactions. Turkcell Finansman collects the purchased credit from the subscriber during the contract period, and does not record revenue related to the device since it is not the main contractor in the device sale. Revenue from financial services comprise of interest income generated from consumer financing activities. Interest income is recognized as it accrues, using the effective interest method.

Monthly fixed fees represent a fixed amount charged to postpaid subscribers on a monthly basis without regard to the level of usage. Fixed fees are recognized on a monthly basis when billed. Monthly fixed fees are included telecommunication services revenues.

Revenues from betting business mainly comprise of net takings earned to a maximum of 1.4% of gross takings as the head agent of fixed odds betting games and mobile agent revenues of 7.25% of mobile agency turnover after deducting VAT and gaming tax as the head agent. Revenues from betting business are recognized at the time all services related to the games are fully rendered. Under the agreement signed with Spor Toto Teşkilat Müdürlüğü A.Ş. (“Spor Toto”), Inteltek Internet Teknoloji Yatırım ve Danışmanlık A.Ş. (“Inteltek”) is obliged to undertake any excess payout, which is presented on a net basis.

Azerinteltek received authorization from Azeridmanservis Limited Liability Company set under the Ministry of Youth and Sport of the Republic of Azerbaijan to organize, operate, manage and develop the fixed odds and paramutual sports betting business. Since Azerinteltek acts as principal, total consideration received from the player less payout (distribution to players) and amounts collected from players on behalf of Ministry of Sports is recognized at the time all services related to the games are fully rendered.

Azerinteltek has been authorized for the Lottery games by Azerlotereya. Azerinteltek has been generating commission revenue over Lottery games turnover through its own agencies by applying 15% commission rate according to agreement between Azerinteltek and Azerlotereya. Commission revenues are recognized at the time all services related to the games are fully rendered.

Call center revenues are recognized at the time services are rendered during the contractual period.

When the Group sells goods or services as a principal, revenue and operating costs are recorded on a gross basis. When the Group sells goods or services as an agent, revenue and operating costs are recorded on a net basis, representing the net margin earned. Whether the Group is considered to be acting as principal or agent in the transaction depends on management’s analysis described below such judgements impact the amount of reported revenue and operating costs but do not impact reported assets, liabilities or cash flows:

Indicators that an entity is a principal:

•	the entity is primarily responsible for fulfilling the promise to provide the specified good or service.

•	the entity has inventory risk before the specified good or service has been transferred to a customer or after transfer of control to the customer

•	the entity has discretion in establishing the price for the specified good or service.

The Company and the Ministry of Transport and Infrastructure of Turkey, Directorate General of Communications signed a contract to continue the contract to establish and operate mobile communication infrastructure and operation in uncovered areas, until 31 December 2019 and to add mobile broadband services to the existing infrastructure providing GSM services under Universal Service Law and to operate the new and existing networks together. As of 31 December 2018, the Company has recognized TL 376,765 (31 December 2017: TL 257,866) revenue from its operations related to this contract. Since the Company acts as principal, revenue and operating costs are reported on a gross basis in these consolidated financial statements.

The revenue recognition policy for other revenues is to recognize revenue as services are provided.

Contract costs eligible for capitalization as incremental costs of obtaining a contract comprise commission on sale relating to postpaid contracts with acquired or retained subscribers. Contract costs are capitalized in the month of service activation if the Group expects to recover those costs. Contract costs comprise sales commissions to dealers and to own salesforce which can be directly attributed to an acquired or retained contract. Contract costs are classified as intangible assets in the consolidated financial statements. The asset is amortised on a straight line basis over the customer life time it relates to consistent with the pattern of recognition of the associated revenue.

Revenue - Accounting policies applied until 31 December 2017

The Group adopted the new standard on the required effective date using the modified retrospective method which requires the recognition of the cumulative effect of initially applying IFRS 15, as at 1 January, 2018, to retained earnings and not restate prior years. As a result, the comparative information provided continues to be accounted for in accordance with the Group’s previous accounting policy. Accounting policies that changed on adoption of IFRS 15 are as follows. The Group’s new accounting policies are explained above.

Contract cost

Contract costs were capitalized under prepaid expenses and amortised on a straight line basis over the contact term.

(u)	Trade and other payables

These amounts represent liabilities for goods and services provided to the Group prior to the end of financial year which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method.

(v)    Borrowings

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method. Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a prepayment for liquidity services and amortized over the period of the facility to which it relates.

Borrowings are removed from the statement of financial position when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss.

(w)	Income taxes

The income tax expense or credit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

Income tax expense is recognized in the statement of profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Company’s subsidiaries and associates operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities. Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognised if they arise from the initial recognition of goodwill. Deferred income tax is also not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled. Deferred tax assets are recognized only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amount and tax bases of investments in foreign operations where the company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.

Companies within the Group may be entitled to claim special tax deductions for investments in qualifying assets or in relation to qualifying expenditure (e.g., the Research and Development Tax Incentive regime in Turkey or other investment allowances). The Group accounts for such allowances as tax credits, which means that the allowance reduces income tax payable and current tax expense. A deferred tax asset is recognized for unclaimed tax credits that are carried forward as deferred tax assets.

(x)	Earnings per share

The Group does not have any potential ordinary shares in issue, therefore basic and diluted earnings per share (“EPS”) are equal. Since basic and diluted EPS are equal, the Group presents both basic and diluted EPS on one line described as “Basic and diluted EPS”.

Basic EPS is calculated by dividing the profit attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the financial year, excluding treasury shares. In Turkey, entities can increase their share capital by distributing “Bonus share” to shareholders from retained earnings. In computing earnings per share, such “Bonus share” distributions are treated as issued shares. Accordingly, the retrospective effect for such share distributions is taken into consideration when determining the weighted-average number of shares outstanding.

(y)	Government grants

Grants from the government are recognized at their fair value where there is a reasonable assurance that the grant will be received and the Group will comply with all attached conditions.

Government grants relating to costs are deferred and recognized in profit or loss over the period necessary to match them with the costs that they are intended to compensate.

Government grants relating to property, plant and equipment are included in non-current liabilities as deferred government grants and are credited to profit or loss on a straight-line basis over the expected useful lives of the related assets.

(z)	Non-current asset held for sale and discontinued operations

Non-current assets are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable. They are measured at the lower of their carrying amount and fair value less costs of disposal.

An impairment loss is recognized for any initial or subsequent write-down of the asset to fair value less costs of disposal. A gain is recognized for any subsequent increases in fair value less costs of disposal of an asset, but not in excess of any cumulative impairment loss previously recognized. A gain or loss not previously recognized by the date of the sale of the non-current asset is recognized at the date of derecognition.

An associate must meet the conditions to be classified as held for sale. It is first measured in accordance with applicable standards. Such standard is IAS 28, and so the share of profits and remeasurement of carrying amounts are done in accordance with normal associate rules up to the point of classification as held for sale.

The associate or joint venture is then measured in accordance with IFRS 5. It is measured at the lower of carrying amount and fair value less costs of disposal. Equity accounting is ceased from the date the held for sale criteria are met.

Non-current assets classified as held for sale are presented separately from the other assets in the statement of financial position.

A discontinued operation is a component of the entity that has been disposed of or is classified as held for sale and that represents a separate major line of business or geographical area of operations, is part of a single co-ordinated plan to dispose of such a line of business or area of operations, or is a subsidiary acquired exclusively with a view to resale. The results of discontinued operations are presented separately in the statement of profit or loss.

(aa)	Equity

Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction, net of tax, from the proceeds.

Where any Group company purchases the Company’s equity instruments, for example as the result of a share buy-back plan, the consideration paid, including any directly attributable incremental costs (net of income taxes) is deducted from equity attributable to the owners of the Company as treasury shares until the shares are cancelled or reissued. Where such ordinary shares are subsequently reissued, any consideration received, net of any directly attributable incremental transaction costs and the related income tax effects, is included in equity attributable to the owners of the Company.

(ab)	Dividends

Provision is made for the amount of any dividend declared, being appropriately authorised and no longer at the discretion of the Company, on or before the end of the reporting period but not distributed at the end of the reporting period.

(ac)	Subsequent events

Events after the reporting date; Includes all events between the reporting date and the date on which the financial statements are authorized for issue, even if any announcement of profit or other selected financial information has been made publicly disclosed.

In case of events requiring correction after the reporting date, corrects this new situation accordingly. Events that are not required to be adjusted subsequent to the reporting date are disclosed in the notes to the financial statements in the consolidated financial statements.

(ad)	Leases

At inception of a contract, the Group assesses whether a contract is, or contains a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an identified asset, The Group assess whether:

•	the contract involved the use of an identified asset – this may be specified explicitly or implicitly

•

the asset should be physically distinct or represent substantially all of the capacity of a physically distinct asset. If the supplier has a substantive substitution right, the asset is not identified;

•	the Group has the right to obtain substantially all of the economic benefits from the use of an asset throughout the period of use; and

•

the Group has the right to direct use of the asset. The Group has the right when it has the decision-making rights that are most relevant to changing the how and for what purpose the asset is used is predetermined, the Group has the right the use of asset if either:

•	the Group has the right to operate the asset or;

•	the Group designed the asset in a way that predetermines how and for what purpose it is used.

At inception or on reassessment of a contract that contains a lease component, the Group allocates the consideration in the contract to each lease component on the basis of their relative stand-alone prices.

Right of use asset

The Group recognizes a right-of use asset and a lease liability at the lease commencement date.

The right of use asset is initially recognized at cost comprising of:

•	amount of the initial measurement of the lease liability;

•	any lease payments made at or before the commencement date, less any lease incentives received;

•	any initial direct costs incurred by the Group; and

The right-of-use asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end date of the useful life of the right-of-use asset of the end date of the lease term. The estimated useful lives of right-of-use assets are determined on the same basis as those property and equipment. In addition, the right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability (Note 28).

(ad)	Leases

Lease Liability

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’ incremental borrowing rate. Group uses its incremental borrowing rate as the discount rate.

Lease payments included in the measurement of the lease liability comprise the following:

•	fixed payments, including in-substance fixed payments;

•	variable lease payments that depend on an index or a rate, initially measured using the index or rate as the commencement date;

•	amounts expected to be payable under a residual value guarantee; and

•

the exercise price under a purchase option that the Group is reasonably certain to exercise, lease payments in an optional renewable period if the Group is reasonably certain to exercise an extension option, and penalties for early termination of a lease unless the Group is reasonably certain to terminate early.

After initial recognition, the lease liability is measured (a) increasing the carrying amount to reflect interest on lease liability; (b) reducing the carrying amount to reflect the lease payments made; and (c) remeasuring the carrying amount to reflect any reassessment or lease modifications or to reflect revised in-substance fixed lease payments.

Where, (a) there is a change in the lease term as a result of reassessment of certainty to exercise an exercise option, or not to exercise a termination option as discussed above; or (b) there is a change in the assessment of an option to purchase the underlying asset, assessed considering the events and circumstances in the context of a purchase option, the Group remeasures the lease liabilities to reflect changes to lease payments by discounting the revised lease payments using a revised discount rate. The Group determines the revised discount rate as the interest rate implicit in the lease for the remainder of the lease term, if that rate can be readily determined, or the its incremental borrowing rate at the date of reassessment, if the interest rate implicit in the lease cannot be readily determined.

Where, (a) there is a change in the amounts expected to be payable under a residual value guarantee; or (b) there is a change in the future lease payments resulting from a change in an index or a rate used to determine those payments, including change to reflect changes in market rental rates following a market rent review, the Group remeasures the lease liabilities by discounting the revised lease payments using an unchanged discount rate, unless the change in lease payments results from a change in floating interest rates. In such case, the Group use revised discount rate that reflects changes in the interest rate.

The Group recognises the amount of the remeasurement of lease liability as an adjustment to the right of use asset. Where the carrying amount of the right of use asset is reduced zero and there is further reduction in the measurement of the lease liability, the Group recognises any remaining amount of the remeasurement in profit or loss.

The Group accounts for a lease modification as a separate lease if both:

•	the modification increases the scope of the lease by adding the right to use one or more underlying assets; and

•

the consideration for the lease increases by an amount commensurate with the stand-alone price for the increase in scope and any appropriate adjustments to that stand-alone price to reflect the circumstances of the particular contract.

The Group as a Lessor

When the Group acts an intermediate lessor, it accounts for its interests in the head lease and the sub-lease separately. It assesses the lease classification of a sub-lease with reference to the right-of-use-asset arising from the head lease, not with reference to the underlying asset.

If an arrangement contains lease and non-lease components, the Group applies IFRS 15 to allocate the consideration in the contract.

Leases - Accounting policies applied until 31 December 2017

The Group adopted IFRS 16 using modified retrospective approach—option 2 application under which the cumulative effect of initially applying the Standard recognised at the date of initial application at 1 January 2018. As a result, the comparative information provided continues to be accounted for in accordance with the Group’s previous accounting policy. Accounting policies that changed on adoption of IFRS 16 are as follows. The Group’s new accounting policies are explained above.

Leases of property, plant and equipment where the group, as lessee, had substantially all the risks and rewards of ownership were classified as finance leases. Finance leases were capitalised at the lease’s inception at the fair value of the leased property or, if lower, the present value of the minimum lease payments. The corresponding rental obligations, net of finance charges, were included in other short-term and long-term payables. Each lease payment was allocated between the liability and finance cost. The finance cost was charged to the profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The property and equipment acquired under finance leases was depreciated over the asset’s useful life or over the shorter of the asset’s useful life and the lease term if there was no reasonable certainty that the Group will obtain ownership at the end of the lease term.

Leases in which a significant portion of the risks and rewards of ownership were not transferred to the Group as lessee were classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor) were charged to profit or loss on a straight-line basis over the period of the lease.

(ae)	New standards and interpretations

i)	Amendments to IFRSs affecting amounts reported and/or disclosures in the consolidated financial statements

This note explains the impact of the adoption of IFRS 9 Financial Instruments, IFRS 15 Revenue from Contracts with Customers and IFRS 16 Leases on the Group’s consolidated financial statements.

The impacts of adoption of IFRS 9, IFRS 15 and IFRS 16 on the consolidated financial statements as at 31 December 2018 are stated as below. The adoptions of these standards do not have a significant impact on the consolidated other comprehensive income (OCI) and consolidated statement of cash flows.

The following tables show the adjustments recognised for each individual line item. Line items that were not affected by the changes have not been included. As a result, the sub-totals and totals disclosed cannot be recalculated from the numbers provided. The adjustments are explained in more detail by standard below.

		31 December 2018 As reported	Effect Of Change Due to IFRS 9	Effect Of Change Due to IFRS 15	Effect Of Change Due to IFRS 16	31 December 2018 without Adoptions
Assets
	Property, plant and equipment	11,116,316	—	—	—	11,116,316
	Right-of-use assets	1,649,602	—	—	1,649,602	—
	Intangible assets	10,050,172	—	1,059,866	—	8,990,306
	Investment properties	15,425	—	—	—	15425
	Trade receivables	115,001	(608)	(3,513)	—	119,122
	Contract assets	3,513	—	3,513	—	—
	Receivables from financial services	884,686	—	—	—	884,686
	Deferred tax assets	152,732	—	—	14,696	138,036
	Investments in equity accounted investees	19,413	—	—	—	19,413
	Other non-current assets	421,306	(228)	(10,849)	(161,426)	593,809

Total non-current assets		24,428,166	(836)	1,049,017	1,502,872	21,877,113

	Inventories	180,434	—	—	—	180,434
	Trade receivables	2,505,990	49,567	(703,742)	6,926	3,153,239
	Due from related parties	13,533	67	—	—	13,466
	Receivables from financial services	3,286,243	(40,463)	—	—	3,326,706
	Derivative financial instruments	1,356,062	—	—	—	1,356,062
	Held to maturity investments	—	(51,863)	—	—	51,863
	Financial asset at fair value through profit or loss	9,409	9,409	—	—	—
	Financial asset at fair value through other comprehensive income	42,454	42,454	—	—	—
	Contract assets	711,928	—	711,928	—	—
	Cash and cash equivalents	7,419,239	(2,364)	—	—	7,421,603
	Other current assets	1,091,512	87	(137,997)	(312,872)	1,542,294

Subtotal		16,616,804	6,894	(129,811)	(305,946)	17,045,667

Assets classified as held for sale		1,720,305	—	—	—	1,720,305

Total current assets		18,337,109	6,894	(129,811)	(305,946)	18,765,972

Total assets		42,765,275	6,058	919,206	1,196,926	40,643,085

Equity
	Share capital	2,200,000	—	—	—	2,200,000
	Share premium	269	—	—	—	269
	Treasury shares (-)	(141,534)	—	—	—	(141,534)
	Additional paid in capital	35,026	—	—	—	35,026
	Reserves	2,503,537	(154)	8,958	(740)	2,495,473
	Remeasurements of employee termination benefit	(34,871)	—	—	—	(34,871)
	Retained earnings	11,359,317	4,989	667,946	(71,464)	10,757,846

Total equity attributable to equity holders of Turkcell Iletisim Hizmetleri AS (“the Company”)		15,921,744	4,835	676,904	(72,204)	15,312,209

Non-controlling interests		131,810	—	—	—	131,810

Total equity		16,053,554	4,835	676,904	(72,204)	15,444,019

	31 December 2018 As reported	Effect Of Change Due to IFRS 9	Effect Of Change Due to IFRS 15	Effect Of Change Due to IFRS 16	31 December 2018 without Adoptions
Liabilities
Borrowings	13,119,636	—	—	902,285	12,217,351
Employee benefit obligations	224,747	—	—	—	224,747
Provisions	268,722	—	—	—	268,722
Deferred tax liabilities	862,360	1,223	193,854	—	667,283
Contract liabilities	131,598	—	131,598	—	—
Other non-current liabilities	364,610	—	(102,887)	—	467,497

Total non-current liabilities	14,971,673	1,223	222,565	902,285	13,845,600

Borrowings	7,035,909	—	—	366,845	6,669,064
Current tax liabilities	133,597	—	—	—	133,597
Trade and other payables	3,788,174	—	1,786	—	3,786,388
Due to related parties	45,331	—	17,951	—	27,380
Contract liabilities	255,756	—	255,756	—	—
Deferred revenue	8,948	—	(255,756)	—	264,704
Provisions	307,068	—	—	—	307,068
Derivative financial instruments	165,265	—	—	—	165,265

Total current liabilities	11,740,048	—	19,737	366,845	11,353,466

Total liabilities	26,711,721	1,223	242,302	1,269,130	25,199,066

Total equity and liabilities	42,765,275	6,058	919,206	1,196,926	40,643,085

	31 December 2018 As reported	Effect Of Change Due to IFRS 9	Effect Of Change Due to IFRS 15	Effect Of Change Due to IFRS 16	31 December 2018 without Adoptions
Revenue	20,350,557	—	(18,132)	—	20,368,689
Revenue from financial services	941,918	—	308	—	941,610

Total revenue	21,292,475	—	(17,824)	—	21,310,299

Cost of revenue	(13,785,448)	—	(329,447)	51,098	(13,507,099)
Cost of revenue from financial services	(360,545)	—	—	—	(360,545)

Total cost of revenue	(14,145,993)	—	(329,447)	51,098	(13,867,644)

Gross profit	6,565,109	—	(347,579)	51,098	6,861,590
Gross profit from financial services	581,373	—	308	—	581,065

Total gross profit	7,146,482	—	(347,271)	51,098	7,442,655

Other income	241,435	—	—	35,012	206,423
Selling and marketing expenses	(1,626,714)	141,527	523,210	51,208	(2,342,659)
Administrative expenses	(673,370)	225,778	—	50,724	(949,872)
Net impairment losses on financial and contract assets	(346,390)	(346,390)	—	—	—
Other expenses	(381,582)	—	—	(44,431)	(337,151)

Operating profit	4,359,861	20,915	175,939	143,611	4,019,396

Finance income	1,932,133	—	—	892	1,931,241
Finance costs	(3,619,091)	(14)	—	(230,663)	(3,388,414)

Net finance costs	(1,686,958)	(14)	—	(229,771)	(1,457,173)

Share of profit of equity accounted investees	(87)	—	—	—	(87)

Profit before income tax	2,672,816	20,901	175,939	(86,160)	2,562,136

Income tax expense	(495,481)	(4,764)	(38,015)	14,696	(467,398)

Profit for the period	2,177,335	16,137	137,924	(71,464)	2,094,738

Profit for the year is attributable to:
Owners of the Company	2,021,065	16,137	137,924	(71,464)	1,938,468
Non-controlling interests (*)	156,270	—	—	—	156,270

Total	2,177,335	16,137	137,924	(71,464)	2,094,738

Basic and diluted earnings per share for profit attributable to owners of the Company (in full TL)	0.93	0.01	0.06	(0.03)	0.89

IFRS 9 Financial Instruments – Impact of adoption

IFRS 9 replaces the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and financial liabilities, derecognition of financial instruments, impairment of financial assets and hedge accounting.

The Group has taken advantage of the exemption allowing it not to restate comparative information for prior periods with respect to classification and measurement (including impairment) changes. Differences in the carrying amounts of financial assets and financial liabilities resulting from the adoption of IFRS 9 are recognized in retained earnings and reserves as at 1 January 2018.

The adoption of IFRS 9 Financial Instruments from 1 January 2018 resulted in changes in accounting policies and adjustments to the amounts recognised in the consolidated financial statements as stated below:

The total impact on the Group’s retained earnings as at 1 January 2018 is as follows:

1 January 2018
Retained Earnings Opening – 31 December 2017	11,312,276
Increase in provision for receivables from financial services	(52,951)
Decrease in provision for other financial assets	38,384
Deferred tax effect	3,419

Total impact of adoption in accordance with IFRS 9	(11,148)

Retained Earnings Opening – 1 January 2018 (Including IFRS 9- excluding IFRS 15)	11,301,128

On the date of initial application, 1 January 2018, the financial instruments of the Company were as follows, with any reclassifications noted;

Non-current financial assets	Original (IAS 39)	New (IFRS 9)	Original	New	Difference
Trade receivables	Amortized cost	Amortized cost	155,634	154,392	(1,242)
Receivables from financial services	Amortized cost	Amortized cost	1,297,597	1,297,597	—
Held to maturity investments	Held to maturity	Amortized cost	654	654	—
Current financial assets
Trade receivables	Amortized cost	Amortized cost	2,848,572	2,888,862	40,290
Due from related parties	Amortized cost	Amortized cost	5,299	5,522	223
Receivables from financial services	Amortized cost	Amortized cost	2,950,523	2,897,572	(52,951)
Derivatives	FVPL	FVPL	981,396	981,396	—
Cash and cash equivalents	Amortized cost	Amortized cost	4,712,333	4,711,452	(881)
Held to maturity investments	Held to maturity	Amortized cost	11,338	11,332	(6)
Current financial liabilities
Derivatives	FVPL	FVPL	110,108	110,108	—

Impairment of financial assets

The group recognizes impairment charges for financial assets that are subject to the expected credit loss model in accordance with IFRS 9 as below:

•	Trade receivables resulting from operations

•	Financial services receivables

•	Cash and cash equivalents

•	Financial investments

•	Other receivables

•	Other assets

Financial services receivables

On 1 January 2018, credit risks were assessed for these loans in accordance with the impairment methodology and TL (52,951) has been recognized under retained earnings.

The reconciliation of impairment provision and opening balances for financial services receivables as of 1 January 2018 is stated as below:

1 January 2018
At 1 January 2018 (calculated under IAS 39)	72,992
Amounts restated through opening retained earnings	52,951
At 1 January 2018 (calculated under IFRS 9)	125,943
Current year provision at profit or loss statement – IFRS 9	190,509
Current year provision at profit or loss statement if IAS 39 was applied	202,998

Other financial assets

The group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for its financial assets comprising of trade receivables and contract assets.

The reconciliation of impairment provision and opening balances for other financial assets as of 1 January 2018 is stated as below:

1 January 2018
At 1 January 2018 (calculated under IAS 39)	705,440
Amounts restated through opening retained earnings	(38,384)
At 1 January 2018 (calculated under IFRS 9)	667,056
Current year provision at profit or loss statement-IFRS 9	418,799
Current year provision at profit or loss statement if IAS 39 was applied	427,211

IFRS 15 Revenue from Contracts with Customers – Impact of adoption

The Group adopted the new standard on the required effective date using the modified retrospective method which requires the recognition of the cumulative effect of initially applying IFRS 15 as at 1 January 2018 to retained earnings and not restate prior years.

The impact of adoption of IFRS 15, “Revenue from contracts with customers” on retained earnings as of 1 January 2018 is stated as below:

1 January 2018
Retained earnings 1 January 2018 - (including IFRS 9 effects-excluding IFRS 15 effects)	11,301,128
Recognition of asset for subscriber acquisition cost	830,011
Decrease in current assets and non-current assets	(132,920)
Deferred tax effect	(144,632)
Other	(22,437)
Adjustment to retained earnings from adoption of IFRS 15	530,022

Opening retained earnings 1 January 2018 - (including IFRS 9 and IFRS 15 effects)	11,831,150

Contract costs capitalized prior to IFRS 15 have been classified under prepaid expenses. As of 1 January 2018, contract costs excluding the new incremental costs amounting to 156,879 TL has been classified from prepaid expenses to intangible assets.

Details of contract costs and related accumulated depreciation for the period 1 January—31 December 2018 has been disclosed under Note 12.

IFRS 16 Leases – Impact of adoption

Details of adoption on IFRS16 for the period 1 January - 31 December 2018 has been disclosed under Note 15.

The Group early adopted IFRS 16 with a date of initial application of 1 January 2018.

The Group adopted IFRS 16 using modified retrospective approach - option 2 application under which the cumulative effect of initially applying the Standard recognised at the date of initial application at 1 January 2018.

The amount of TL 542,179 of the right to use of the asset is attributable to the classification of the prepaid lease expenses accounted for under prepaid expenses before the application of IFRS 16.

On transition to IFRS 16, the Group elected to apply practical expedient to grandfather the assessment of which transitions are leases. It applied IFRS 16 only to contracts that were previously identified as leases. Contracts that were not identified as leases under IAS 17 and IFRIC 4 were not reassessed for whether there is a lease. Therefore, the definition of a lease under IFRS 16 was applied only to contracts entered into or changed on or after 1 January 2018.

On transition the Group did not elect to apply recognition exemption for short-term leases by class of underlying assets and leases for low-value items which shall be applied lease-by-lease basis on both transition and subsequently.

As a lessee, the Group previously classified leases as operating and finance leases based on its assessment of whether the lease transferred significantly all of the risks and rewards incidental to ownership of the underlying asset to the Group. At transition lease liabilities were measured at the present value of the remaining lease payments, discounted at the Group’s incremental borrowing rate at 1 January 2018. The Group measured right-of-useassets at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments under IFRS 16 modified retrospective approach option 2 application and used the following practical expedients;

•	Group applied a single discount rate to a portfolio of leases with similar characteristics

•	Adjusted the right-of-use assets by the amount of IAS 37 onerous contract provision immediately before the date of initial application

•	Excluded initial direct costs from measuring the right-of-use asset at the date of initial application

Used hindsight when determining the lease term when the contract contains options to renew or terminate the lease.

•

Amendments to IFRS 4, ‘Insurance contracts’ regarding the implementation of IFRS 9, ‘Financial Instruments’; effective from annual periods beginning on or after 1 January 2018. These amendments introduce two approaches: an overlay approach and a deferral approach. The amended standard will:

•

give all companies that issue insurance contracts the option to recognise in other comprehensive income, rather than profit or loss, the volatility that could arise when IFRS 9 is applied before the new insurance contracts standard is issued; and

•

give companies whose activities are predominantly connected with insurance an optional temporary exemption from applying IFRS 9 until 2021. The entities that defer the application of IFRS 9 will continue to apply the existing financial instruments standard IAS 39.

•

Amendment to IAS 40, ‘Investment property’ relating to transfers of investment property; effective from annual periods beginning on or after 1 January 2018. These amendments clarify that to transfer to, or from, investment properties there must be a change in use. To conclude if a property has changed use there should be an assessment of whether the property meets the definition. This change must be supported by evidence.

•

Amendments to IFRS 2, ‘Share based payments’ on clarifying how to account for certain types of share-based payment transactions; effective from annual periods beginning on or after 1 January 2018. This amendment clarifies the measurement basis for cash-settled, share-based payments and the accounting for modifications that change an award from cash-settled to equity-settled. It also introduces an exception to the principles in IFRS 2 that will require an award to be treated as if it was wholly equity-settled, where an employer is obliged to withhold an amount for the employee’s tax obligation associated with a share-based payment and pay that amount to the tax authority.

•	Annual improvements 2014-2016; effective from annual periods beginning on or after 1 January 2018. These amendments impact 2 standards:

•	IFRS 1, ‘First time adoption of IFRS’, regarding the deletion of short-term exemptions for first-time adopters regarding IFRS 7, IAS 19 and IFRS 10,

•	IAS 28, ‘Investments in associates and joint venture’ regarding measuring an associate or joint venture at fair value.

IFRIC 22, ‘Foreign currency transactions and advance consideration’; effective from annual periods beginning on or after 1 January 2018. This IFRIC addresses foreign currency transactions or parts of transactions where there is consideration that is denominated or priced in a foreign currency. The interpretation provides guidance for when a single payment/receipt is made as well as for situations where multiple payments/receipts are made. The guidance aims to reduce diversity in practice.

iii)	Standards, amendments and interpretations that are issued but not effective as at 31 December 2018

•

Amendment to IFRS 9, ‘Financial instruments’; effective from annual periods beginning on or after 1 January 2019. This amendment confirm that when a financial liability measured at amortised cost is modified without this resulting in de-recognition, a gain or loss should be recognised immediately in profit or loss. The gain or loss is calculated as the difference between the original contractual cash flows and the modified cash flows discounted at the original effective interest rate. This means that the difference cannot be spread over the remaining life of the instrument which may be a change in practice from IAS 39.

•

Amendment to IAS 28, ‘Investments in associates and joint venture’; effective from annual periods beginning on or after 1 January 2019. These amendments clarify that companies account for long-term interests in associate or joint venture to which the equity method is not applied using IFRS 9.

•

IFRIC 23, ‘Uncertainty over income tax treatments’; effective from annual periods beginning on or after 1 January 2019. This IFRIC clarifies how the recognition and measurement requirements of IAS 12 ‘Income taxes’, are applied where there is uncertainty over income tax treatments. The IFRS IC had clarified previously that IAS 12, not IAS 37 ‘Provisions, contingent liabilities and contingent assets’, applies to accounting for uncertain income tax treatments. IFRIC 23 explains how to recognise and measure deferred and current income tax assets and liabilities where there is uncertainty over a tax treatment. An uncertain tax treatment is any tax treatment applied by an entity where there is uncertainty over whether that treatment will be accepted by the tax authority. For example, a decision to claim a deduction for a specific expense or not to include a specific item of income in a tax return is an uncertain tax treatment if its acceptability is uncertain under tax law. IFRIC 23 applies to all aspects of income tax accounting where there is an uncertainty regarding the treatment of an item, including taxable profit or loss, the tax bases of assets and liabilities, tax losses and credits and tax rates.

•

IFRS 17, ‘Insurance contracts’; effective from annual periods beginning on or after 1 January 2021. This standard replaces IFRS 4, which currently permits a wide variety of practices in accounting for insurance contracts. IFRS 17 will fundamentally change the accounting by all entities that issue insurance contracts and investment contracts with discretionary participation features.

•	Annual improvements 2015-2017; effective from annual periods beginning on or after 1 January 2019. These amendments include minor changes to:

•	IFRS 3, ‘Business combinations’, – a company remeasures its previously held interest in a joint operation when it obtains control of the business.

•	IFRS 11, ‘Joint arrangements’, – a company does not remeasure its previously held interest in a joint operation when it obtains joint control of the business.

•	IAS 12, ‘Income taxes’ – a company accounts for all income tax consequences of dividend payments in the same way.

•	IAS 23, ‘Borrowing costs’ – a company treats as part of general borrowings any borrowing originally made to develop an asset when the asset is ready for its intended use or sale.

•	Amendments to IAS 19, ‘Employee benefits’ on plan amendment, curtailment or settlement’; effective from annual periods beginning on or after 1 January 2019. These amendments require an entity to:

•	use updated assumptions to determine current service cost and net interest for the reminder of the period after a plan amendment, curtailment or settlement; and

•

recognise in profit or loss as part of past service cost, or a gain or loss on settlement, any reduction in a surplus, even if that surplus was not previously recognised because of the impact of the asset ceiling.

•

Amendments to IAS 1 and IAS 8 on the definition of material; effective from Annual periods beginning on or after 1 January 2020. These amendments to IAS 1, ‘Presentation of financial statements’, and IAS 8, ‘Accounting policies, changes in accounting estimates and errors’, and consequential amendments to other IFRSs:

•	i) use a consistent definition of materiality throughout IFRSs and the Conceptual Framework for Financial Reporting;

•	ii) clarify the explanation of the definition of material; and

•	iii) incorporate some of the guidance in IAS 1 about immaterial information.

•

Amendments to IFRS 3 - definition of a business; effective from Annual periods beginning on or after 1 January 2020. This amendment revises the definition of a business. According to feedback received by the IASB, application of the current guidance is commonly thought to be too complex, and it results in too many transactions qualifying as business combinations.

The Company does not expected material impact of new standards and interpretations on Company’s accounting policies.